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                                                                   EXHIBIT 23.2


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 6, 2003, in the Registration Statement (Form S-3 No. 333-89978) and related Prospectus of Valero L.P. dated March 7, 2003.


                                                      /s/ Ernst & Young LLP


San Antonio, Texas
March 6, 2003